SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 23, 2003

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1313292 (I.R.S. Employer Identification No.)

19245 Tenth Avenue NE, Poulsbo, Washington 98370
(Address of principal executive offices) (ZIP Code)

        Registrant’s telephone number, including area code (360) 697-6626

NOT APPLICABLE
(Former name or former address, if changed since last report.)

1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 23, 2003 the registrant released the attached press release to announce the signing of a definitive purchase and sale contract with Costco Wholesale Corporation for nearly 20 acres of the Partnership’s 320-acre project in north Gig Harbor Washington. A copy of that release is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description

   99.1              Press release dated December 23, 2003

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                     POPE RESOURCES, A DELAWARE LIMITED
                                                                     PARTNERSHIP

DATE: December 23, 2003	BY: /s/ Thomas M. Ringo
Thomas M. Ringo
Vice President and Chief Financial Officer, Pope
Resources, A Delaware Limited Partnership, and
Pope MGP, Inc., General Partner
2 Exhibit 99.1 Press release dated December 23, 2003